EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
OF SWISS MEDICA, INC.
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Swiss Medica, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(c)	The quarterly report on Form 10-QSB for the quarter ended March 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(d)	Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2007

/s/ Raghunath Kilambi

Raghunath Kilambi,
Chief Financial Officer